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                                                                    EXHIBIT 4.11

                                  COMMON SHARES


  Number                                                                Shares


[CSI LOGO]                 CANADIAN SOLAR INC.

                       CONTINUED UNDER THE LAWS OF CANADA

                                                           CUSIP _______________
                                                    SEE REVERSE SIDE FOR CERTAIN
                                                               DEFINITIONS

THIS CERTIFIES THAT


IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE COMMON SHARES, WITH NO PAR VALUE, OF CANADIAN SOLAR INC. transferable on the books of the Company by the holder hereof, in person, or by duly authorized attorney upon surrender of this Certificate properly endorsed. The shares represented by this Certificate are subject to the provisions of the articles of incorporation and by-laws of the Company as from time to time amended or restated. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of its duly authorized officers



     PRESIDENT AND                                      CHIEF FINANCIAL OFFICER
CHIEF EXECUTIVE OFFICER

Countersigned and Registered:


THE BANK OF NEW YORK
By:

    ----------------------------
    Transfer Agent and Registrar
    Authorized Officer

--------------------------------------------------------------------------------

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                               CANADIAN SOLAR INC.

THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF SHARES. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN      --  as tenants in common                                   UNIF GIFT MIN ACT -- ____________
COM                                                                         Custodian____________

TEN      --  as tenants by the entireties
ENT
                                                                (Custodian)                              (Minor)
JT TEN   --  as joint tenants with right of survivorship
                 and not as tenants in common
                                                                       Under Uniform Gifts to Minors Act

                                                                              _________(State)

Additional abbreviations may also be used though not in the above list.
For value received,________________________hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


_______________________________shares represented by the within Certificate, and do hereby irrerocably constitute and appoint____________________________Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
      _________________________    X   _________________________________________

                                   X   _________________________________________
Signature(s) Guaranteed:               NOTICE: THE SIGNATURE ON THIS ASSIGNMENT
                                       MUST CORRESPOND EXACTLY WITH THE NAME
                                       WRITTEN UPON THE FACE OF THE CERTIFICATE.


____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, AS DEFINED IN RULE 17AD-15
UNDER
THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.